Exhibit 10.57

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PROMISSORY NOTE

Issuance Date: February 14, 2017	Principal Amount: $100,000

FOR VALUE RECEIVED, KonaRed Corporation, a Nevada corporation ("Borrower"), hereby promises to pay to SFC Investment, S.A. ("Holder") or its successors in interest, the sum of One Hundred Thousand Dollars ($100,000) (the "Principal Amount"), together with all accrued interest thereon,  on the one hundred and eightieth (180) day anniversary from Issuance Date (the "Maturity Date"), if not prepaid sooner paid.
The following terms and conditions shall apply to this Promissory Note (the "Note"):

1.0          DEFINITIONS

1.1          Definitions. For the purposes hereof, defined terms shall have the meanings ascribed to them in this Note.

2.0          INTEREST & AMORTIZATION

2.1          Contract Rate.  Interest payable on this Note shall be computed on the basis of a 365-day year and shall accrue at a rate per annum equal to 8%.

2.2          Consideration. In consideration for the Note, Holder shall pay to Borrower a purchase price equal to $100,000, payable to the Borrower by wire transfer or other immediately available funds.  Interest shall accrue and be payable on the  balance due on the Note to Maturity Date, or any prepayment date, by Borrower (each a "Prepayment Date"), if re-paid sooner than Maturity Date.

2.3          Payments.  Unless prepaid, payment of the aggregate Principal Amount, together with all accrued interest thereon shall be made on the Maturity Date. In the event that any prepayments are made, after any partial prepayments are made interest shall accrue on the reduced Principal Amount resulting from any prepayments and be calculated on the reduced principal balance from any prepayment date(s) to Maturity Date. Interest due on the specific portion of any prepayment amounts shall be included with that prepayment at time of payment.

3.0          PREPAYMENT

3.1          No Prepayment Penalty. The Borrower may prepay all or any part of the balance outstanding hereunder at any time without penalty.

4.0          NOTICES

4.1          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by FedEx or other reputable express courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail, whereby a return Email confirming receipt has been delivered, or facsimile, addressed as set forth below.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (y) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (z) on the next Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to Borrower:

KonaRed Corporation

              If to Holder:

       SFC Investment, S.A.

No change in any of such addresses shall be effective insofar as notices under this Section 4.0 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 4.0.  For purposes of this Note, a Business Day shall mean any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

5.0          EVENTS OF DEFAULT

The occurrence of any of the following events, while this Note is outstanding, shall be an "Event of Default;" provided that any Event of Default may be cured within a one (1) Business Day except as otherwise provided herein:

5.1          Failure to Pay Principal, Interest or Other Fees.  Borrower fails to pay the Principal Amount, interest or other fees hereon as and when the same shall become due and payable and such failure shall continue for a period of three (3) Business Day following the date upon which any such payment was due.

5.2          Breach of Covenant.  Borrower breaches any covenant or other term or condition of this Note,  in any material respect and such breach, if subject to cure, continues for a period of three (3) Business Day after the occurrence thereof.

5.3          Breach of Representations and Warranties.  Any representation or warranty of Borrower made herein or in any other report, financial statement or certificate made or delivered to Holder shall be false or misleading in any material respect as of the date when made or deemed made.

5.4          SEC Filings. At any point while this Note is outstanding, Borrower is not current with its reporting responsibilities under Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder ("Exchange Act"), other than 8-K reports. Furthermore, Borrower fails to timely file, when due, any SEC report, including any required XBRL file along with such report (e.g., Forms 8-K, 10-Q or 10-K, or Schedules 14A, 14C or 14(f)), or, if the filing date of such report is properly extended pursuant to SEC Rule 12b-25, when the date of any such filing extension lapses, or any post-effective amendment to any SEC Registration Statement.

5.5          Stop Trade.  An SEC stop trade order or trading suspension of the Common Stock on the applicable Trading Market shall be in effect for five (5) consecutive Trading Days or five (5) Trading Days during a period of ten (10) consecutive Trading Days, provided that Borrower shall not have been able to cure such trading suspension within thirty (30) Business Days of the notice thereof or list the Common Stock on another Trading Market within sixty (60) Business Days of such notice.

5.6          SEC Reporting Status Matters.

(a)          Borrower indicates by check mark on the cover page of an SEC report filing that it has not (i) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (ii) has been subject to such filing requirements for the past ninety (90) days.

(b)          Borrower indicates by check mark on the cover page of an SEC report filing that it has not submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding twelve (12) months (or for such shorter period that the registrant was required to submit and post such files).

(c)          Borrower indicates by check mark on the cover page of an SEC report filing that it is a shell company (as defined in Rule 12b-2 of the Exchange Act); or

(d)          Borrower files a Form 15 with the SEC to deregister its Common Stock.  In such an event, Borrower shall file current reports with attorney opinions on not less than a quarterly basis on www.otcmarkets.com until such time as Borrower re-registers its Common Stock with the SEC.

5.7          Receiver or Trustee.  Each of Borrower or its subsidiaries, if any, shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed; or shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any.

5.8          Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its subsidiaries or any of their respective property or other assets for more than one hundred thousand dollars ($100,000) in the aggregate for Borrower, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

5.9          Bankruptcy.  Borrower or any of its subsidiaries shall be subject to a Bankruptcy Event.  For the purposes of this Note, a "Bankruptcy Event" means any of the following events: (a) Borrower or any subsidiary (as such term is defined in Rule l-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Borrower or any subsidiary thereof; (b) there is commenced against Borrower or any subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement; (c) Borrower or any subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) Borrower or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment; (e) Borrower or any subsidiary thereof makes a general assignment for the benefit of creditors; (f) Borrower or any subsidiary thereof calls a meeting of its creditors with a view to arrange a composition, adjustment or restructuring of its debts; or (g) Borrower or any subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

6.0          MISCELLANEOUS

6.1          Failure or Indulgence Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

6.2          Amendment Provision.  Any term of this Note may be amended only with the written consent of Holder and Borrower.  .

6.3          Assignability.  This Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns, and may not be assigned by Borrower without the prior written consent of Holder, which consent may not be unreasonably withheld. The Note may not be assigned by the Holder without the prior written consent of Borrower.

6.4          Prevailing Party and Costs.  In the event any attorney is employed by any party with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

6.5          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Note shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.  HOLDER AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. Each party hereby submits to the exclusive jurisdiction of the state and federal courts located in California.  If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Note or any of the transactions contemplated herein will be finally settled by binding arbitration in California in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules.  The arbitrator shall apply California law to the resolution of any dispute, without reference to rules of conflicts of law or rules of statutory arbitration.  Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph.  The expenses of the arbitration, including the arbitrator's fees and expert witness fees, incurred by the parties to the arbitration, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator.  Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, both parties shall share equally in the payment of the arbitrator's fees as and when billed by the arbitrator.

6.6          Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by Borrower to Holder and thus refunded to Borrower.

6.7          Construction.  Borrower acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

6.8          Absolute Obligation.  Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the Principal Amount of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of Borrower.

6.9          Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, Borrower shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed.

6.10        Certain Adjustments. Notwithstanding anything herein to the contrary, any references to share numbers or share prices shall be proportionately adjusted for any stock dividend, stock split, stock combination or other similar transaction.

6.11        Unsecured Obligations. The obligations of the Borrower under this Note shall be unsecured and subordinate in all respects to any obligations arising under the Senior Convertible Note issued to VDF FutureCeuticals, Inc. dated January 28, 2014 (the "VDF Note") and any Transaction Agreements (as defined in the VDF Note), as such may be amended from time to time; and the Senior Convertible Notes issued to Lincoln Park Capital Fund, LLC on August 18, 2015 and November 23, 2015, as such may be amended from time to time.

6.12        Fees Paid in Restricted Shares.  Borrower will issue 340,000 restricted common shares to Holder as a fee. Holder herein warrantees he is a "Accredited Investor" under SEC criteria. The shares issuance will be made using the information in Schedule A attached hereto, unless other instructions are provided by Holder.

[Signature page follows.]

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name effective as of the date first above indicated.

BORROWER:

KonaRed Corporation

By:    /s/ Shaun Roberts
          Shaun Roberts
           Chief Executive Officer

HOLDER:

SFC Investment, S.A.

By:    /s/ Santiago Fernadez
          Santiago Fernandez
          President